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                    VANGUARD(R) NEW JERSEY INSURED LONG-TERM
                                TAX-EXEMPT FUND
                SUPPLEMENT TO THE PROSPECTUS DATED MARCH 30, 2000

On page 4 in the paragraph under INVESTMENT STRATEGIES, the third sentence is deleted and replaced with the following:
     The remainder of the Fund's assets may be invested in investment-grade quality New Jersey municipal securities that are not insured.

                                     * * * *

On page 10 in the third paragraph after the PLAIN TALK ABOUT ALTERNATIVE MINIMUM TAX, the last sentence is deleted and replaced with the following:
     However, up to 20% of the Fund's assets may be invested in either:
- Uninsured New Jersey municipal securities with credit quality equivalent to that of securities rated BBB or better by a Nationally Recognized Statistical Rating Organization (NRSRO), or
-    Uninsured   investment-grade  quality,   short-term  New  Jersey  municipal
     securities.

(C)2001 The Vanguard Group, Inc. All rights reserved.               PS14N 022001
Vanguard Marketing Corporation, Distributor.